THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

ChoicePlusSM Advisory

Supplement dated August 4, 2017 to the prospectus dated May 1, 2017

This Supplement outlines changes to your Lincoln ChoicePlusSM Advisory individual annuity contract. All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes only and requires no action on your part.
Investment Requirements for Other Living Benefit Riders. The following change is effective beginning August 21, 2017, and applies to all elections of Lincoln Market Select® Advantage, Lincoln Max SelectSM Advantage, and i4LIFE® Advantage Select Guaranteed Income Benefit:
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The LVIP SSGA Moderately Aggressive Index Allocation Fund and the LVIP SSGA Moderately Aggressive Structured Allocation Fund will be added to the list of funds among which you may allocate 100% of your Contract Value or Account Value.

Lincoln Max 6 SelectSM Advantage is not available in every contract. Please refer to your prospectus for complete details about rider availability, Investment Requirements, and asset allocation models.
Expense Table B – The charges for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) were misstated in your May 1, 2017 prospectus. The following entry reflects the correct charges:

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	Single Life	Joint Life
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge:
Age at Issue 1-80 ……………………………………………….	2.70%	2.70%
Age at Issue 81-85 ………………………………………………	2.90%	2.90%
Current Charge:
Age at Issue 1-80 ……………………………………………….	1.35%	1.55%
Age at Issue 81-85 ………………………………………………	1.55%	1.75%
Account Value Death Benefit
Guaranteed Maximum Charge ……………………………………	2.60%	2.60%
Current Charge ………………………………………………………	1.25%	1.45%

Appendix – Guaranteed Income Benefit Percentages for Previous Rider Elections. The percentages applicable to i4LIFE® Advantage Select Guaranteed Income Benefit elections and for purchasers of Lincoln Market Select® Advantage and 4LATER® Select Advantage between January 9, 2017 and April 14, 2017 were misstated in your May 1, 2017 prospectus. The correct percentages are reflected in the following table:

Single Life GIB Percentage		Joint Life GIB Percentage
Age	GIB Percentage	Age	GIB Percentage
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	3.00%
55-58	3.50%	55-58	3.50%
59-64	4.00%	59-69	4.00%
65-69	4.50%	70-74	4.50%
70-79	5.00%	75-79	5.00%
80+	5.50%	80+	5.50%

Please keep this Supplement for future reference.